THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

SUPPLEMENT TO THE PROSPECTUSES (MAY 1, 2019)

NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT II

CUSTOM VARIABLE UNIVERSAL LIFE

EXECUTIVE VARIABLE UNIVERSAL LIFE

SURVIVORSHIP VARIABLE UNIVERSAL LIFE

Please note that on November 11, 2019, in all states/jurisdictions other than the state of New York, we will no longer issue the policy described in this prospectus to new owners. Please note that on or about December 24, 2019, in the state of New York, we will no longer issue the policy described in this prospectus to new owners. The variable life insurance policies we offer after this date will be described in separate prospectuses. Policies issued prior to these dates are not affected.

Effective on or about November 14, 2019, T. Rowe Price Associates, Inc. will replace Mellon Investments Corporation as sub-adviser for the Growth Stock Portfolio and any and all references to the sub-adviser shall refer to T. Rowe Price Associates, Inc. In the section titled, “The Funds – Northwestern Mutual Series Fund, Inc.”, the following table is amended to contain the following information for the Growth Stock Portfolio:

Portfolio	Investment Objective	Sub-adviser (if applicable)
Growth Stock Portfolio	Long-term growth of capital; current income is a secondary objective	T. Rowe Price Associates, Inc.

This Supplement is dated September 27, 2019.